                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                       BENEDEK COMMUNICATIONS CORPORATION

                        OFFER TO EXCHANGE ITS SHARES OF
               11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK, WHICH
       HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                  FOR ANY AND ALL OF ITS OUTSTANDING SHARES OF
                  11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK
              PURSUANT TO THE PROSPECTUS DATED              , 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON
                  , 1998, UNLESS EXTENDED (THE 'EXPIRATION DATE'). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery to:   IBJ Schroder Bank & Trust Company, Exchange Agent

                                    By Mail:
                       IBJ Schroder Bank & Trust Company
                                  P.O. Box 84
                             Bowling Green Station
                            New York, NY 10274-0084
                Attention: Reorganization Operations Department

                                 By Facsimile:
                       IBJ Schroder Bank & Trust Company
                Attention: Reorganization Operations Department
                         Facsimile No.: (212) 858-2611

                         By Hand or Overnight Delivery:
                       IBJ Schroder Bank & Trust Company
                                One State Street
                               New York, NY 10004
          Attention: Securities Transfer Window, Subcellar One (SC-1)

   For information or to confirm facsimile transmission call: (212) 858-2103

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute valid delivery.

     The undersigned acknowledges that he or she has received the Prospectus,
dated            , 1998 (the 'Prospectus'), of Benedek Communications
Corporation, a Delaware corporation (the 'Company'), and this Letter of Transmittal (the 'Letter'), which together constitute the Company's offer (the 'Exchange Offer') to exchange shares of its 11 1/2% Senior Exchangeable Preferred Stock (the 'Exchange Securities'), which have been registered under the Securities Act of 1933, as amended (the 'Securities Act'), for an equal number of outstanding shares of its 11 1/2% Senior Exchangeable Preferred Stock (the 'Existing Exchangeable Preferred Stock') from the holders thereof.

     For each share of Existing Exchangeable Preferred Stock accepted for exchange, the holder of such Existing Exchangeable Preferred Stock will receive an Exchange Security. If by September 11, 1998, neither the Exchange Offer has been consummated nor a shelf registration statement with respect to the Existing Exchangeable Preferred Stock has been declared effective, additional cash dividends will accumulate on each share of Existing Exchangeable Preferred Stock, from and including September 12, 1998 until but excluding the earlier of the date of consummation of the Exchange Offer and the effective date of a shelf registration statement at a rate of 0.50% per annum. Holders of shares of Existing Exchangeable Preferred Stock accepted for exchange will be deemed to have waived the right to receive any other payments or accumulated dividends on the Existing Exchangeable Preferred Stock. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term 'Expiration Date' shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of shares of Existing Exchangeable Preferred Stock of any extension by means of a press release or other public announcement prior to 9:00 am, New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of shares of Existing Exchangeable Preferred Stock either if certificates are to be forwarded herewith or if a tender of certificates for Existing Exchangeable Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the

Exchange Agent at The Depositary Trust Company (the 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'The Exchange
Offer -- Book-Entry Transfer' section of the Prospectus. Holders of shares of Existing Exchangeable Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Exchangeable Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a 'Book-Entry Confirmation') and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their shares of Existing Exchangeable Preferred Stock according to the guaranteed delivery procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus. (See Instruction 1). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the shares of Existing Exchangeable Preferred Stock to which this Letter relates. If the space provided below is inadequate, the certificate numbers and number of shares of Existing Exchangeable Preferred Stock should be listed on a separate signed schedule affixed hereto.

----------------------------------------------------------------------------------------------------------------------
          DESCRIPTION OF EXISTING EXCHANGEABLE PREFERRED STOCK                  1               2               3
----------------------------------------------------------------------------------------------------------------------
                                                                                            AGGREGATE
                                                                                              NUMBER
                                                                                            OF SHARES
                                                                                           OF EXISTING        NUMBER
                                                                                           EXCHANGEABLE         OF
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                CERTIFICATE*     PREFERRED         SHARES
                       (PLEASE FILL IN, IF BLANK)                           NUMBER(S)         STOCK         TENDERED**
----------------------------------------------------------------------------------------------------------------------
                                                                          --------------------------------------------
                                                                          --------------------------------------------
                                                                          --------------------------------------------
                                                                          --------------------------------------------
                                                                              Total
----------------------------------------------------------------------------------------------------------------------
   *Need not be completed if shares of Existing Exchangeable Preferred Stock are being tendered by book-entry transfer.
  **Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL shares of Existing
    Exchangeable Preferred Stock represented by the number of shares of Existing Exchangeable Preferred Stock indicated
    in column 2. See Instruction 2. Existing Exchangeable Preferred Stock tendered hereby must be in denominations of
    100 shares and any integral multiple thereof. See Instruction 1.
----------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution __________________________________________

        Account Number ________________ Transaction Code Number ________________

[ ] CHECK HERE IF TENDERED SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Holder(s) ________________________________________

        Window Ticket Number (if any) __________________________________________

        Date of Execution of Notice of Guaranteed Delivery _____________________

        IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

        Account Number ________________ Transaction Code Number ________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

        Name ___________________________________________________________________

        Address ________________________________________________________________

        ________________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Securities for its own account in exchange for shares of Existing Exchangeable Preferred Stock and that the Existing Exchangeable Preferred Stock to be exchanged for Exchange Securities were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Under the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of shares of Existing Exchangeable Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Exchangeable Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Existing Exchangeable Preferred Stock as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Existing Exchangeable Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Securities acquired in exchange for shares of Existing Exchangeable Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Securities, whether or not such person is the undersigned, that neither the holder of such shares of Existing Exchangeable Preferred Stock nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Securities and that neither the holder of such shares of Existing Exchangeable Preferred Stock nor any such other person is an 'affiliate,' as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the 'SEC') in letters issued to third parties that the Exchange Securities issued in exchange for shares of Existing Exchangeable Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an 'affiliate' of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Securities are acquired in the ordinary course of such holder's business, such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Securities and such holder is not engaged in and does not intend to engage in a distribution of such Exchange Securities. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for shares of Existing Exchangeable Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an 'underwriter' within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Existing Exchangeable Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in 'The Exchange Offer -- Withdrawal Rights' section of the Prospectus.

     Unless otherwise indicated under the box entitled 'Special Issuance Instructions' below, please deliver the Exchange Securities (and, if applicable, substitute certificates representing shares of Existing Exchangeable Preferred Stock for any shares of Existing Exchangeable Preferred Stock not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of shares of Existing Exchangeable Preferred Stock, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled 'Special Delivery Instructions' below, please send the Exchange Securities (and, if applicable, substitute certificates representing shares of Existing Exchangeable Preferred Stock for any shares of Existing Exchangeable Preferred Stock not exchanged) to the undersigned at the address shown above in the box entitled 'Description of Existing Exchangeable Preferred Stock.'

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED 'DESCRIPTION OF EXISTING EXCHANGEABLE PREFERRED STOCK' ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for shares of Existing Exchangeable Preferred Stock not exchanged and/or Exchange Securities are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if shares of Existing Exchangeable Preferred Stock delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

   Issue Exchange Securities and/or shares of Existing Exchangeable Preferred Stock to:

   Name(s) __________________________________________________________________
                                  (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   Address __________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
                                   (ZIP CODE)
                         (COMPLETE SUBSTITUTE FORM W-9)

   [ ] Credit unexchanged shares of Existing Exchangeable Preferred Stock delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

   __________________________________________________________________________
                         (BOOK-ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for shares of Existing Exchangeable Preferred Stock not exchanged and/or Exchange Securities are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled 'Description of Existing Exchangeable Preferred Stock' on this Letter above.

   Mail Exchange Securities and/or shares of Existing Exchangeable Preferred Stock to:

   Name(s) __________________________________________________________________
                                  (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
   Address __________________________________________________________________
   __________________________________________________________________________
   __________________________________________________________________________
                                                                   (ZIP CODE)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                 PLEASE SIGN HERE
                    (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                 (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)
        Dated ____________________________________________________________, 1998
        X ______________________________,   ______________________________, 1998
        X ______________________________,   ______________________________, 1998
       SIGNATURE(S) OF OWNER(S)                           DATE
        Area Code and Telephone Number _________________________________________

              If a holder is tendering any shares of Existing Exchangeable Preferred Stock, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the shares of Existing Exchangeable Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. (See Instruction 3).
           Name(s)_______________________________________________________
           ______________________________________________________________
                               (PLEASE TYPE OR PRINT)
           Capacity _____________________________________________________
           ______________________________________________________________
           Address ______________________________________________________
           ______________________________________________________________
                                                               (ZIP CODE)

                                SIGNATURE GUARANTEE
                           (IF REQUIRED BY INSTRUCTION 3)

           Signature(s) Guaranteed
           by an Eligible Institution ___________________________________
                                             (AUTHORIZED SIGNATURE)
           ______________________________________________________________
                                      (TITLE)
           ______________________________________________________________
                                  (NAME AND FIRM)
           Dated __________________________________________________, 1998

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
                  11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
  AS AMENDED, IN EXCHANGE FOR THE 11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK
                     OF BENEDEK COMMUNICATIONS CORPORATION

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This letter is to be completed by stockholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in 'The Exchange
Offer -- Book-Entry Transfer' section of the Prospectus. Certificates for all physically tendered shares of Existing Exchangeable Preferred Stock, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Exchangeable Preferred Stock tendered hereby must be in denominations of 100 shares and any integral multiple thereof.

     Stockholders whose certificates for shares of Existing Exchangeable Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their shares of Existing Exchangeable Preferred Stock pursuant to the guaranteed delivery procedures set forth in 'The Exchange Offer -- Guaranteed Delivery Procedures' section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of shares of Existing Exchangeable Preferred Stock and the amount of shares of Existing Exchangeable Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ('NYSE') trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered shares of Existing Exchangeable Preferred Stock, in proper form for transfer, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent and (iii) the certificates for all physically tendered shares of Existing Exchangeable Preferred Stock, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the shares of Existing Exchangeable Preferred Stock and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If shares of Existing Exchangeable Preferred Stock are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 pm, New York City time, on the Expiration Date.

     See 'The Exchange Offer' section in the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the shares of Existing Exchangeable Preferred Stock evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate number of shares of Existing Exchangeable Preferred Stock to be tendered in the box above entitled 'Description of Existing Exchangeable Preferred Stock -- Number of Shares Tendered.' A reissued certificate representing the balance of nontendered shares of Existing Exchangeable Preferred Stock will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the shares of Existing Exchangeable Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the shares of Existing Exchangeable Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered shares of Existing Exchangeable Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered shares of Existing Exchangeable Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the shares of Existing Exchangeable Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, the Exchange Securities are to be issued, or any untendered shares of Existing Exchangeable Preferred Stock are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate stock powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for shares of Existing Exchangeable Preferred Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (collectively 'Eligible Institutions').

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the shares of Existing Exchangeable Preferred Stock are tendered: (i) by a registered holder of shares of Existing Exchangeable Preferred Stock (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such shares of Existing Exchangeable Preferred Stock) tendered who has not completed the box entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' on this Letter or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of shares of Existing Exchangeable Preferred Stock should indicate in the applicable box the name and address to which Exchange Securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing shares of Existing Exchangeable Preferred Stock not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Stockholders tendering shares of Existing Exchangeable Preferred Stock by book-entry transfer may request that shares of Existing Exchangeable Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder may designate herein. If no such instructions are given, such shares of Existing Exchangeable Preferred Stock not exchanged will be returned to the name and address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose shares of Existing Exchangeable Preferred Stock are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ('TIN') on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Securities may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of shares of Existing Exchangeable Preferred Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the 'W-9 Guidelines') for additional instructions.

     To prevent backup withholding, each tendering holder of shares of Existing Exchangeable Preferred Stock must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of shares of Existing Exchangeable Preferred Stock is a nonresident alien or foreign entity not subject to backup withholding, such holder must provide the Company with a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the shares of Existing Exchangeable Preferred Stock are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write 'applied for' in lieu of its TIN. Note: Checking this box and writing 'applied for' on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of shares of Existing Exchangeable Preferred Stock to it or its order pursuant to the Exchange Order. If however, Exchange Securities and/or substitute shares of Existing Exchangeable Preferred Stock not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the shares of Existing Exchangeable Preferred Stock tendered hereby, or if tendered shares of Existing Exchangeable Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of shares of Existing Exchangeable Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the shares of Existing Exchangeable Preferred Stock specified in this Letter.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of shares of Existing Exchangeable Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their shares of Existing Exchangeable Preferred Stock for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Existing Exchangeable Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF EXISTING EXCHANGEABLE PREFERRED STOCK.

     Any holder whose shares of Existing Exchangeable Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at one of the addresses and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
                PAYOR'S NAME: BENEDEK COMMUNICATIONS CORPORATION

-------------------------------------------------------------------------------------------------------------------
                                      PART 1 -- PLEASE PROVIDE YOUR TIN                TIN: _______________________
                                             IN THE BOX AT RIGHT AND                        Social Security Number
                                             CERTIFY BY SIGNING AND                                   or
                                             DATING BELOW                                   Employer Identification
                                                                                                    Number
                                      -----------------------------------------------------------------------------
 SUBSTITUTE                           PART 2 -- TIN Applied For [ ]
 FORM W-9
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE             -----------------------------------------------------------------------------
                                      CERTIFICATION:
                                      UNDER THE PENALTIES OF PERJURY,
                                      I CERTIFY THAT:
 PAYOR'S REQUEST                      (1) the number shown on this form is my correct Taxpayer Identification Number (or
 FOR TAXPAYER                         I
 IDENTIFICATION NUMBER                   am waiting for a number to be issued to me),
 ('TIN') AND CERTIFICATION            (2) I am not subject to backup withholding either because:
                                      (a) I am exempt from backup withholding, or
                                      (b) I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interest or
                                             dividends, or
                                      (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                      (3) any other information provided on this form is true and correct.

                                      SIGNATURE _______________________________________ DATE ____________________________

 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or delivery an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide the number.

SIGNATURE ______________________________________________ DATE __________________

--------------------------------------------------------------------------------